SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS (Policies)	12 Months Ended
Dec. 31, 2018
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS
Basis of preparation

Basis of preparation – These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).

These consolidated financial statements have been prepared on a historical cost basis, unless disclosed otherwise. Historical cost is generally based on the fair value of the consideration given in exchange for goods and services.

Amounts in the consolidated financial statements are stated in millions of Russian Rubles (“RUB million”), unless indicated otherwise.

These consolidated financial statements have been prepared on the assumption that the Group is a going concern and will continue in operation for the foreseeable future.

Basis of consolidation

Basis of consolidation – The consolidated financial statements incorporate the financial statements of the Company and entities controlled by the Company. Control is achieved only where the Company has power over the entity, is exposed and has rights to variable returns, and is able to use the power to affect its amount of variable returns. The results of the controlled entities acquired or disposed of during the reporting period are included in the consolidated financial statements from the date the Group achieves control over the entity, or until the date on which the Company ceases to control the entity. If necessary, the accounting policies of controlled entities are aligned with the accounting policy applied by the Group. All intra-group balances, income, expenses and cash flows are eliminated on consolidation.

Effective ownership interests in the Group’s significant subsidiaries were the following:

	Accounting	December 31,	December 31,
	method	2018	2017
RTC	Consolidated	100.0%	100.0%
Vodafone Ukraine (VF Ukraine)	Consolidated	100.0%	100.0%
MTS Turkmenistan (Note 11)	Consolidated	100.0%	100.0%
Sibintertelecom	Consolidated	100.0%	100.0%
NVision Group	Consolidated	100.0%	100.0%
Sitronics Telecom Solutions	Consolidated	100.0%	100.0%
NVision Czech Republic	Consolidated	100.0%	100.0%
Sputnikovoe TV	Consolidated	100.0%	100.0%
Stream	Consolidated	100.0%	100.0%
Dega	Consolidated	100.0%	100.0%
Stream Digital	Consolidated	100.0%	100.0%
MTS Energo	Consolidated	100.0%	100.0%
Bashkortostan Cellular Communications (BCC)(1)	Consolidated	—	100.0%
Praliss Enterprises Limited	Consolidated	100.0%	100.0%
MDTZK LLC (Ticketland)	Consolidated	100.0%	—
IT Grad	Consolidated	100.0%	—
Metro-Telecom	Consolidated	95.0%	95.0%
MGTS Group	Consolidated	94.7%	94.7%
MTS Armenia	Consolidated	80.0%	80.0%
Kulturnaya Sluzhba (Ponominalu)	Consolidated	78.2%	—
Navigation Information Systems Group	Consolidated	77.7%	77.7%
MTS Bank (Note 5)	Consolidated	55.4%	26.6%
Oblachny Retail LLC	Consolidated	50.8%	50.8%
MTS International Funding Limited(2) (“MTS International”)	Consolidated	SE	SE
MTS Belarus (Note 16)	Equity	49.0%	49.0%
Sistema Capital	Equity	30.0%	30.0%
Zifrovoe TV	Equity	20.0%	20.0%
OZON Holdings Limited (Note 16)	Equity	18.7%	11.2%
YOUDO Web Technologies (Note 16)	Equity	13.7%	—
(1)	A wholly-owned subsidiary, through which the Group repurchases its own shares.
(2)	Merged with MTS PJSC on November 15, 2018
(3)

A company organized and existing as a private limited company under the laws of Ireland. The Group does not have any equity in MTS International. It was established for the purpose of raising capital through the issuance of debt securities on the Irish Stock Exchange followed by transferring the proceeds through a loan facility to the Group. In 2010 and 2013, MTS International issued USD 750 million 8.625% notes due in 2020 and USD 500 million 5.0% notes due in 2023, respectively (Note 15). The notes are guaranteed by MTS PJSC in the event of default. MTS International does not perform any other activities except those required for notes servicing. The Group bears all costs incurred by MTS International in connection with the notes’ maintenance activities. Accordingly, the Group concluded that it exercises control over the entity.

Acquisitions from entities under common control

Acquisitions from entities under common control – Business combinations arising from transfers of interests in entities that are under common control with the Group are consolidated prospectively starting from the date that the control over those entities is passed to the Group. The assets and liabilities acquired are recognized at the carrying values recorded previously in the counterparty’s financial statements, with the resulting gain or loss recognized directly in equity.

Joint operations

Joint operations – The Group has joint operations with Megafon and Vimpelcom, relating to the construction of LTE base stations. Joint operations are characterized by the fact that the operators that have joint control over the arrangement each have both a right to the assets, and obligations for the liabilities, according to the arrangement. Respectively, each operator accounts for its share of the joint assets and its agreed share of any liabilities, and recognizes its share of the output, revenues and expenses incurred under the arrangement.

Functional currency translation methodology

Functional currency translation methodology – As of December 31, 2018, the functional currencies of Group entities were as follows:

•	For entities incorporated in the Russian Federation, Dega and MTS International – the Russian Ruble (“RUB”);
•	For VF Ukraine – the Ukrainian Hryvna;
•	For MTS Armenia – the Armenian Dram;
•	For MTS Turkmenistan – the Turkmenian Manat;
•	For MTS Belarus – the Belarusian Ruble;
•	For NVision Czech Republic – the Czech Crown.

Foreign-currency transactions are translated into the functional currency at the exchange rates at the dates of the transactions. At the reporting date, monetary items denominated in foreign currencies are translated at the closing rate, whereas non-monetary items are stated at the exchange rate at the date of their recognition. Exchange rate differences are recognized in profit or loss.

For entities whose records are maintained in their functional currency, which is other than the reporting currency, all year-end assets and liabilities have been translated into U.S. Dollars (“USD”) at the period-end exchange rate set by local central banks. Subsequently, U.S. Dollars balances have been translated into Russian Rubles at the period-end exchange rate set by the Central Bank of Russia. Revenues and expenses have been translated at the average exchange rate for the period using the cross-currency exchange rate via  the U.S. Dollar as described above. Translation differences resulting from the use of these rates are reported as a component of other comprehensive income.

Standards, interpretations and amendments adopted

Standards, interpretations and amendments adopted on January 1, 2018

Starting from January 1, 2018 the Group has applied IFRS 9, “Financial Instruments”, IFRS 15, “Revenue from Contracts with Customers”, and IFRS 16, “Leases”.

IFRS 9, “Financial Instruments” – IFRS 9 replaces the existing standard IAS 39 in regulating the classification and measurement of financial assets and liabilities and requires certain additional disclosures. The primary changes relate to the assessment of hedging arrangements and provisioning for potential future credit losses on financial assets as well as recognition of modification gain or loss for all revisions of estimated payments or receipts, including changes in cash flows arising from a modification or exchange of a financial liability, that does not result in its derecognition.

Resulting from the adoption of the IFRS 9 standard, the Group recognized RUB 3.0 billion (RUB 2.4 billion net of tax) gain relating to modification of its financial liabilities , which did not result in extinguishment of the original liabilities, and RUB 1.2 billion (1.0 billion net of tax) loss related to expected losses on financial assets.

The new guidance on the classification of financial assets did not results in any changes in the measurement and presentation of the Group’s financial assets. The following table compares the classification of financial assets in accordance with IFRS 9 and IAS 39:

	Classification
			December 31,	January 1,
	IAS 39	IFRS 9	2017	2018
Trade and other receivables	Loans and receivables	At amortized cost	28,017	28,017
Accounts receivable, related parties	Loans and receivables	At amortized cost	11,358	11,358
Cash and Cash equivalents	At amortized cost	At amortized cost	30,586	30,586
Assets in Sistema Capital trust management	At fair value through profit or loss	At fair value through profit or loss	9,600	9,600
Notes	Available-for-sale	At fair value through OCI	57	57
Cross-currency swap designated as cash flow hedge	At fair value through OCI	At fair value through OCI	8,403	8,403
Bank deposits	Loans and receivables	At amortized cost	27,836	27,836
Loans	Loans and receivables	At amortized cost	5,415	4,935
Notes	Loans and receivables	At amortized cost	8,480	8,480
Other	Loans and receivables	At amortized cost	1,810	1,810
Total			131,562	131,082

The Group recognized the cumulative effect arising from the transition to IFRS 9 as an adjustment to the opening balance of equity. Prior period comparatives have not been restated.

IFRS 15, “Revenue from Contracts with Customers” – The standard establishes a single comprehensive framework for the determination and recognition of revenue to be applied to all contracts with customers. IFRS 15 replaces the existing standards IAS 18, “Revenue”, and IAS 11, “Construction Contracts”. The core principle of IFRS 15 is that an entity should recognize revenue to accurately reflect the transfer of promised goods or services to customers in an amount that is equal to the consideration to which the entity expects to be entitled in exchange for those goods or services.

The most significant impact of the adoption of IFRS 15 on the Group’s consolidated financial statements related to the deferral of certain incremental costs, which were incurred in acquiring or fullfilling a contracts with a customers.

The Group utilized the option for simplified initial application, meaning that those contracts that were not completed by January 1, 2018 were recognized as if they had been accounted for under IFRS 15 from the very beginning. The cumulative effect arising from the transition amounted to RUB 3.1 billion gain (2.5 billion net of tax) and was recognized as an adjustment to the opening balance of equity. The prior period comparatives were not restated.

The effects of implementation of IFRS 15 on the Group financial statements as of December 31, 2018 are summarized in Note 3.

IFRS 16, “Leases” – The standard requires lessees to recognize assets and liabilities for all leases and to present the rights and obligations associated with these leases in the statement of financial position. The standard also includes a new definition of a lease and requirements for its presentation, new disclosures requirements and changes in the accounting for sale and leaseback transactions.

The Group elected for an early adoption of the IFRS 16 standard effective as of January 1, 2018 concurrent with the adoption of the new IFRS 15 standard on revenue recognition.

In applying IFRS 16 for the first time, the Group used the following practical expedients permitted by the standard:

•	Relief from the requirement to reassess whether a contract is, or contains the lease for contracts existing as of january 1, 2018;
•	The use of a single discount rate to a portfolio of leases with reasonably similar characteristics; reliance on previous assessments on whether leases are onerous;
•	Exclusion of initial direct costs for the measurement of the right-of-use asset at the date of initial application, and
•	Use of hindsight in determining the lease term if the contract contains options to extend or terminate the lease.

As a result of the application of the IFRS 16 standard the Group has recognised an additional lease liability and right-of-use assets in the amount of RUB 141 billion. On initial application the balance relating to leased equipment previously included in property, plant and equipment was reclassified to right-of-use assets. The lease liability previously presented within borrowings has been presented separately.

As of January 1, 2018 the weighted average borrowing rate applied by the Group to discount its lease liabilities amounted to 8.83%.

The reconciliation between the operating lease commitments disclosed under IAS 17 as of December 31, 2017 discounted at the weighted average rate and lease liability recognized under IFRS 16 at January 1, 2018 is presented below:

January 1, 2018
Operating lease commitments	15,135
Operating lease commitments discounted at 8.83%	10,530
Lease liability under IFRS 16	148,897
Difference	138,367
Thereof:
Finance lease liability recognized at December 31, 2017	11,056
Lease liability related to exclusive right to use trademark	1,808
Extention options reasonably certain to be exercised	125,503

The most significant difference between the discounted value of the operating lease commitments as of December 31, 2017 and the value of lease liability under IFRS 16 recognised at January 1, 2018, pertains to the requirements of the previously applied standard IAS 17 that in determining its lease operating commitments, the Group only considers future payments under the non-cancellable period of leases. Under the new lease standard, when determining a lease liability, the Group is required to consider existing extension options which are reasonably certain to be exercised.

Prior period comparatives were not restated. Lease liabilities as of December 31, 2017 include financial lease obligations recognized in accordance with IAS 17 Leases.

Other standards, interpretations and amendments adopted by the Group on January 1, 2018 had no effect on the Group’s consolidated financial statements.

Standards, interpretations and amendments in issue but not yet effective

The Group has not applied the following new and revised IFRSs that have been issued but are not yet effective:

Amendments to IAS 28	Long-term Interests in Associates and Joint Ventures (1)
IFRIC 23	Uncertainty over Income Tax Treatments (1)
Amendments to IFRS 9	Prepayment Features With Negative Compensation (1)
Amendments IFRSs	Annual Improvements to IFRSs 2015-2017 Cycle (1)
Amendments to Conceptual Framework	Conceptual Framework in IFRS standards (2)
IFRS 17	Insurance Contracts (3)
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture (4)
(1)	Effective for annual periods beginning on or after January 1, 2019, with earlier application permitted.
(2)	Effective for annual periods beginning on or after January 1, 2020, with earlier application permitted.
(3)	Effective for annual periods beginning on or after January 1, 2021, with earlier application permitted.
(4)	The effective date for these amendments was deferred indefinitely. Early adoption continues to be permitted.

These IFRS pronouncements are not expected to have a material impact on the Group's consolidated financial statements.

Revenue recognition

Revenue is recognized to the extent that the Group has delivered goods or rendered services under an agreement, the amount of revenue can be reliably measured and it is probable that the economic benefits associated with the transaction will flow to the Group. Revenue is measured at the fair value of the consideration receivable, exclusive of value added taxes and discounts.

The Group obtains revenue from providing mobile and fixed telecommunication services (access charges, voice and video calls, messaging, interconnect fees, fixed and mobile broadband, tv and musical content and connection fees), financial services, integration services as well as selling equipment, accessories and software. Products and services may be sold separately or in bundle packages. The most significant part of our revenue relates to prepaid contracts.

Revenue for access charges, voice and video calls, messaging, interconnect fees and fixed and mobile broadband is recognized as services are rendered. This is based upon either usage (minutes of traffic processed, volume of data transmitted) or passage of time (monthly subscription fees). Revenue from the sale of prepaid credit is deferred until such time as the customer consumes the services or the credit expires.

Revenue from the provision of TV and music content is recognized as the Group renders the service and is recorded either at the gross amount billed to the customers or in the amount of commission fee receivable by the Group.

Revenue from sales of goods (mainly mobile handsets and other mobile devices) is recognized when the significant risks and rewards of ownership have been transferred to the customer

For bundled packages, the Group accounts for individual products and services separately if they are distinct, which means that a product or service, as well as the customer benefit, is separately identifiable from other items in the bundled package and a customer can benefit from it. The arrangement consideration is allocated to each separate product and service, based on its relative fair value. The determined fair value of individual elements is generally based on prices at which the deliverable is regularly sold on a stand-alone basis after considering any appropriate volume discounts.

The Group provides retrospective volume discounts under roaming agreements with international and local mobile operators. To estimate the variable consideration in relation to these discounts, the Group uses original data traffic adjusted adjusted on a monthly basis to reflect newly-available information. The resulting liability for the expected future discounts is recognized as a reduction of revenue within trade and other payables in the accompanying consolidated statement of financial position.

For contracts that permit customers to return acquired mobile devices, the amount of recognized revenue is adjusted for expected product return or refunds, which are estimated based on the basis of historical data. The respective refund liability is recorded as provision in the accompanying consolidated statement of financial position.

Revenue from the provision of financial services mainly relates to interest bearing assets of MTS Bank. Such revenue is recognized on an accrual basis using the effective interest method.

Revenue from integration services mainly relates to project type contracts and is determined by reference to the stage of completion of each respective projects. The stage of completion is calculated using the input method – based on the proportion of costs incurred for work performed to date to the estimated total contract costs. Revenue is recognized cumulatively as total revenue under the project multiplied by percentage of completion as at reporting date. When it is probable that total contract costs will exceed the total contract revenue, the expected loss is recognized as an expense immediately.

Disaggregation of revenue for the years ended December 31, 2018, 2017 and 2016 is dislosed in the tables below.

Disaggregation of revenue:

				HQ and
Year ended December 31, 2018:	Russia*	Ukraine	Other	elimination	Consolidated
Revenue
Mobile services	312,649	28,828	6,687	(3,274)	344,889
Fixed line services	60,401	255	199	(59)	60,796
Finance services	11,851	—	0	—	11,851
Integration services	7,392	—	0	(655)	6,737
Sales of goods	69,174	634	643	(1,048)	69,403
Other services	1,269	—	—	—	1,269
Eliminations	(14,652)	—		—	(14,652)

Total revenue	448,083	29,717	7,529	(5,037)	480,293

* Comprised of the following segments: Russia convergent, Moscow fixed line, MTS Bank and Other (excluding MTS Armenia)

				HQ and
Year ended December 31, 2017:	Russia*	Ukraine	Other	elimination	Consolidated
Revenue
Mobile services	303,991	25,815	9,588	(3,819)	335,575
Fixed line services	60,782	226	160	(68)	61,101
Finance services	—	—	—	—	—
Integration services	5,571	—	—	(916)	4,655
Sales of goods	52,536	62	381	(829)	52,149
Other services	—	—	—	—	—
Eliminations	(10,568)	—	—	—	(10,568)

Total revenue	412,312	26,103	10,129	(5,632)	442 911

				HQ and
Year ended December 31, 2016:	Russia*	Ukraine	Other	elimination	Consolidated
Revenue
Mobile services	294,988	28,851	12,695	(5,288)	331,246
Fixed line services	61,166	277	98	(56)	61,485
Finance services	—	—	—	—	—
Integration services	5,603	—	—	(996)	4,607
Sales of goods	49,648	59	319	(821)	49,205
Other services	—	—	—	—	—
Eliminations	(10,851)	—	—	—	(10,851)

Total revenue	400,554	29,187	13,111	(7,160)	435,692

Contract balances

Contract balances include trade receivables related to the recognized revenue, contract assets and contract liabilities.

Trade receivables represent an unconditional right to receive consideration (primarily in cash).

Contract assets represent accrued revenues that have not yet been billed to customers due to certain contractual terms other than the passage of time. This is the case in a bundled offering which combines the sale of a mobile device and the provision of mobile services for a fixed-period, where the mobile device is invoiced at a reduced price leading to the reallocation of a portion of amounts invoiced for mobile communication services to the supply of the mobile phone. The excess of the amount allocated to the mobile phone over the price invoiced is recognized as a contract asset and is thus transferred to trade receivables as the service is invoiced. The other part of contract assets relates to the Group’s rights to consideration for work completed but not yet billed for integration services projects.

Contract liabilities represent amounts paid by customers to the Group before receiving the goods and/or services promised in the contract. This is the case for advances received from customers or amounts invoiced or amounts invoiced and paid for goods or services that are yet to be transferred.

Cost to obtain and fulfill a contract

The Group capitalizes certain incremental costs incurred in acquiring or fullfilling a contract with a customer if the management expects these costs to be recoverable.

Costs of acquiring a contract include commissions paid to a third-party distrubutors as well as the associated remuneration of the Group’s commercial employees for obtaining a contract with a customer. These costs are amortized on a straight-line basis over the average subscriber life.

Costs to fulfill a contract mainly relate to costs of equipment transferred to the subscribers required for the provision of services. These costs are amortized on a straight-line basis for the shorter of equipment useful life or average subscriber life.

Income tax

Income taxes of the Group’s Russia-incorporated entities have been calculated in accordance with Russian legislation and are based on the taxable profit for the period. The corporate income tax rate in Russia is 20%. The withholding tax rate on dividends paid within Russia is 13%. The foreign subsidiaries of the Group pay withholding taxes in their respective jurisdictions. Deferred tax assets and liabilities are recognized for temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases of assets and liabilities that will result in future taxable or deductible amounts. The deferred tax assets and liabilities are measured using the enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.

Cash and cash equivalents

Cash and cash equivalents represent cash on hand and in bank accounts, as well as short-term bank deposits, which have original maturities of less than three months. Other short-term highly liquid investments are treated as cash equivalents only if they are held for the purpose of meeting short-term cash commitments, are readily convertible to known amounts of cash and are subject to insignificant risk of change in value.

Short-term investments

Short-term investments represent investments in loans and time deposits, which have original maturities of longer than three months and are repayable in less than twelve months, as well as investment in debt and equity securities. Deposits, loans and debt securities are carried at amortized cost as they are held to collect contractual cash flows in the form of payments of principal and interest. Assets in Sistema Capital trust management are carried at fair value through profit and loss, as this portfolio of assets is neither held to collect contractial cash flows nor held both to collect contractual cash flows and to sell financial assets.

Short-term investments are presented net of allowance for Expected Credit Losses (“ECL”).

Loans to customers issued by MTS Bank are presented separately within Bank deposits and loans.

Investments in associates and joint ventures

Associates are those entities where the Group exercises significant influence, and they are accounted for using the equity method. Significant influence is the power to participate in the financial and operating policy decisions of the investee but does not equate to control or joint control over those policies. These entities are recognized at cost at the time of acquisition and adjusted thereafter to recognize the Group’s share of the profit or loss and other comprehensive income. The carrying amount of the investment in such entities may include goodwill as the positive difference between the cost of the investment and Group’s proportionate share in the fair-values of the entity’s identifiable assets and liabilities. The Group presents its share in profits or losses in associates within operating profit if those interests are viewed as part of Group’s core operations. As of December 31, 2018, only MTS Belarus was considered as part of Group’s core operating activity. Shares in profits and losses of other Group’s associates were presented as non-operating items.

Joint ventures are joint arrangements whereby the parties that have joint control of the arrangement and have rights to the net assets of the arrangement. The Group recognizes its interest in a joint venture where it has joint control of the investment and accounts for that investment using the equity method. Share in profit and loss of the Group’s joint venture was presented as non-operating item.

Other investments

Other investments consist primarily of long-term deposits, which are repayable in more than a year, loans, debt securities and equity holdings in private companies. Deposits, loans and notes are carried at amortized cost as they are held to collect contractual cash flows in the form of payments of principal and interest.

Loans to customers issued by MTS Bank are presented separately within Bank deposits and loans.

Investments in shares of the companies over which the Group does not have control or an ability to exercise significant influence are accounted for at amortized cost.

Other investments are presented net of allowance for ECL.

Trade and other receivables

Trade and other receivables are carried at transaction price. The carrying value of all trade receivables is reduced by appropriate allowances for ECL.

For trade receivables the Group applies a simplified approach and calculates ECL based on lifetime expected credit losses. For receivables from subscribers and dealers and partialy for other trade receivables the allowance for ECL is computed using the provision matrix. The provision rates are based on days past due for groupings of various customer segments with similar loss patterns. The calculation reflects the probability-weighted outcome and all reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Generally, receivables from subscribers are written-off if past due for more than 150 days. Receivables other than from subscribers are written-off upon the expiration of the limitation period or before based on results of internal investigations.

Inventories

Inventories are stated at the lower of cost or net realizable value. Inventory cost is determined using the weighted average cost method. Handsets and accessories held for sale are expensed when sold. The Group regularly assesses its inventories for obsolete and slow-moving stock.

Property, plant and equipment

Property, plant and equipment, including improvements, are stated at cost. Property, plant and equipment with a useful life of more than one year is capitalized at historical cost and depreciated on a straight-line basis over its expected useful life, as follows:

Network and base station equipment:
Network infrastructure	5-44 years
Other	1.5-21 years
Land and buildings:
Buildings	20-150 years
Leasehold improvements	the term of the lease
Office equipment, vehicles and other:
Office equipment	3-21 years
Vehicles	2-7 years
Other	2-25 years

The estimated useful lives and depreciation method are reviewed at the end of each reporting period, with the effect of any changes in estimate accounted for on a prospective basis.

The gain or loss arising on the disposal of an item of property, plant and equipment is determined as the difference between any sale proceeds and the carrying amount of the asset and is recognised in the consolidated statement of profit or loss.

Construction in progress and equipment held for installation is not depreciated until the constructed or installed asset is ready for its intended use. Maintenance and repair costs are expensed as incurred, while upgrades and improvements are capitalized.

Goodwill

Goodwill represents an excess of consideration transferred plus the fair value of any non-controlling interest (“NCI”) in the acquiree at the acquisition date over the fair values of the identifiable net assets of the acquired entity. Goodwill is not amortized, but is tested for impairment (Note 22).

Other intangible assets

Other intangible assets primarily consist of billing, telecommunication, accounting and office software as well as numbering capacity, customer base and licenses. These assets are assets with finite useful lives. They are initially recognized at cost and amortized on a straight-line basis over their estimated useful lives.

Borrowings

Group’s borrowings represent interest bearing bank loans and bonds issued in the capital markets. Borrowings are initially recorded at fair value plus transaction costs that are directly attributable to the issue of the financial liability and subsequently measured at amortized cost, using the effective interest rate method.

Rights-of-use assets and lease obligations

The Group recognizes a right-of-use asset and a corresponding lease liability with respect to all lease aggreements (including sub-lease and lease of intangible assets), which conveys the right to control the use of identified assets for a period of time in exchange for consideration, except for short-term leases (with a lease term of 12 months or less). For these leases, the Group recognizes the lease payments as operating expenses over the term of the lease. When identifying the lease, the Group uses practical expedient of IFRS 16 permitting the lessee not to separate the non-lease components of the contract and, instead, to account for any lease and associated non-lease components as a single arrangements.

The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted using the incremental borrowing rate of the Group. The incremental borrowing rate of the Group is determined based on the credit spreads of the Group debt instruments in relation to the zero-coupon yield curve for government securities. The lease payments include fixed payments, variable payments that depend on index or rate, amounts expected to be paid under residual value guarantee, the execise price under a purchase option the Group is reasonably certain to exercise as well as early termination fees unless the Group is reasonably certain not to terminate earlier. Variable payments that depend on external factors (such as sale volume of a particular retail store) are expensed as incurred.

Lease liability is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Group’s estimate of the amount expected to be payable under a residual value guarantee, or if the Group changes its assessment of whether it will exercise a purchase, extension or termination option. A corresponding adjustment is made to the carrying amount of the right-of-use assets, or is recorded in profit or loss if the carrying amount of right-of-use asset had been reduced to zero.

Right-of-use assets are initially measured at cost, which is the initial amount of lease liability adjusted for any lease payments made at or before the commencement date, plus any direct costs incurred and an estimate of costs to dismantle, remove or restore the underlying asset less any lease incentives received.

Right-of-use assets are subsequently amortized on a straight-line basis over the expected lease term. The lease term corresponds to the non-cancellable period of each contract except in cases where the Group is reasonably certain of exercising renewal or termination options. When assessing the lease term, the Group considers all facts and circumstances that create an economic incentive for the Group to exercise the option to extend the lease, such as useful life of the asset located on the leased site, sites replacement statistics, sequence of technology change, profitability of our retail stores as well as costs to terminate or enter into lease contracts.

Leases accounted for under IAS 17

Under IAS 17 leases were classified as finance or operating. Leases were classified as finance whenever the terms of the lease transfered substantially all risks and rewards incidental to ownership of the leased asset to the Group. At the commencement of the lease term, the leased asset was measured at the lower of fair value or present value of the future minimum lease payments and was depreciated over the lease term. The corresponding liability was recognized in the consolidated statement of financial position within borrowings. The discount rate used in the calculating the present value of minimum lease payments was the interest rate implicit in the lease. If there was no interest rate in the lease, the Group’s incremental borrowing rate was used.

Payments for lease contracts classified as operating were expensed on a straight-line basis over the term of the lease.

Provisions

Provisions – Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of past event, and it is probable that the Group will be required to settle that obligation and a reliable estimate can be made of the amount of the obligation. Provisions are measured at the managements’ best estimate of the expenditure required to settle the obligation at the reporting date and are discounted to present value where the effect is material. The main provisions the Group holds are in relation to employees’ bonuses and other rewards (including retirement benefits and cash-settled share based payments), decommissioning and restoration obligation, tax provisions as well as legal claims.

Provision for decommissioning and restoration

Provision for decommissioning and restoration – The Group calculates a provision for decommissioning and restoration when the Group has a legal or constructive obligation in connection with the retirement of tangible long-lived assets. The Group’s obligations relate primarily to the cost of removing its equipment from sites. The Group records the present value of provision for decommissioning and restoration as non-current provisions in the consolidated statement of financial position.

Retirement benefits

Retirement benefits – MGTS, a subsidiary of the Group, has historically offered its employees certain benefits upon and after retirement, which form a defined benefit plan. The cost of providing benefits is determined using the projected unit credit method with actuarial valuation being carried out at the end of each reporting period.

Hedging activities

Hedging activities – The Group uses derivative instruments, including interest rate and foreign currency swaps, to manage foreign currency and interest rate risk exposures. The Group measures derivatives at fair value and recognizes them as either other current or other non-current financial assets or liabilities in the consolidated statement of financial position. Cash flows from derivatives are classified according to their nature. The Group reviews related fair value hierarchy classifications on a quarterly basis. The fair value measurement of the Group’s derivative instruments is based on the observable yield curves for similar instruments. The Group determines the existence of an economic relationship between the hedging instruments and hedged item based on the currency, amount and timing of their respective cash flows. The Group assesses whether the derivative designated in each hedging relationship is expected to be and has been effective in offsetting changes in cash flows of the hedged item using the qualitative method. The hedge ratio applied by the Group is the same as that resulting from the quantity of the hedged item and the quantity of the hedging instrument actually used to hedge that quantity of the hedged item.

The Group designates derivatives as either fair value hedges or cash flow hedges in case the required criteria are met.

Fair value hedges – Changes in the fair value of derivatives that are designated and qualified as fair value hedges are recognized in profit or loss immediately together with any changes in the fair value of the hedged asset or liability that are attributed to the hedged risk.

Cash flow hedges – The effective portion of changes in the fair value of derivatives that are designated and qualified as cash flow hedges are recognized in other comprehensive income.

The gain or loss relating to the ineffective portion is recognized immediately in profit or loss. Gains or losses accumulated in other comprehensive income are immediately reclassified into the consolidated statement of profit or loss when related hedged transactions affects earnings.

For derivatives that do not meet the conditions for hedge accounting, gains and losses from changes in the fair value are recorded immediately in profit or loss.

Assets and liabilities related to multiple derivative contracts with one counterparty are not offset by the Group.

Liability under put option agreement

Liability under put option agreement – To optimize the structure of business acquisitions and to defer payment of the purchase price, the Group enters into put and call option agreements to acquire the remaining non-controlling stakes in newly acquired subsidiaries. Upon initial recognition, the commitment to purchase non-controlling interests is recognized as a financial liability for the present value of the redemption amount, which approximates its fair value. Subsequent changes in the value of the commitment are recognized in profit or loss for the reporting period.

Netting

Netting – The Group offsets its financial assets and financial liabilities only if it has a legally enforceable right to set off the recognized amounts and intends either to settle on a net basis or to realise the asset and settle the liability simultaneously.

Fair value of financial instruments

Fair value of financial instruments – Fair value of financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

•	Level 1 – Quoted prices in active markets for identical assets or liabilities;
•	Level 2 – Observable inputs other than quoted prices in active markets for identical assets and liabilities;
•	Level 3 – No observable pricing inputs in the market.

Financial assets and financial liabilities are classified in the three-tier hierarchy based on the lowest level of input that is significant to the fair value measurements. The Group’s assessment of the significance of a particular input to the fair value measurements requires judgment which may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.